ING PARTNERS, INC.

ING Oppenheimer Strategic Income Portfolio

Supplement dated July 16, 2007

to the Adviser (“ADV”) Class, Initial (“I”) Class and Service (“S”) Class

Statement of Additional Information (“SAI”)

dated April 30, 2007.

Effective immediately, the ADV Class, I Class and S Class SAI is revised as follows:

The first paragraph in the sub-section entitled “Description of Securities and Investment Techniques – Swaps, Caps, Floors and Collars” in the section entitled “Description of Various Securities and Investment Policies and Practices,” on page 33 of the SAI, is hereby deleted in its entirety and replaced with the following:

Swaps, Caps, Floors and Collars— Among the transactions into which ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING JPMorgan International, ING Lord Abbett U.S. Government Securities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth, ING Van Kampen Comstock and ING Van Kampen Equity and Income may enter are interest rate, currency, total return, credit default and index swaps and the purchase or sale of related caps, floors and collars.  A Portfolio may also enter into options on swap agreements (“swap options”).  A Portfolio may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.  A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios, except ING Oppenheimer Strategic Income, intend to use these transactions solely for hedging purposes.  ING Oppenheimer Strategic Income may use these transactions for hedging purposes or to enhance returns.  A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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